BOULDER GROWTH & INCOME FUND, INC. URGES STOCKHOLDERS TO PARTICIPATE IN PENDING RIGHTS OFFERING

Boulder, Colo. - (BUSINESS WIRE) - September 11, 2007 - The Boulder Growth & Income Fund, Inc. (NYSE: BIF) urged stockholders today that they should consider participating in the Fund's recently announced rights offering, as it may offer stockholders the opportunity to purchase shares of the Fund at less than the current market price per share. Steve Miller, president of the Fund, said "If the offering expired today, stockholders would pay $8.47 per share based on the most recently calculated net asset value as of September 7, 2007. The closing market price of $9.32 per share on September 10, 2007 represents a premium of 10% to the Fund's most recently calculated net asset value."

The Fund distributed non-transferable rights to its stockholders in August, and the expiration date and pricing date of the offering is Friday, September 14, 2007, at 5:00 pm New York time, unless extended. The actual subscription price will be equal to the net asset value per share as calculated at the close of trading on the date of expiration of the rights offering. There can be no guarantee that the market closing price per share on the expiration date of the offering will exceed the subscription price per share.

Stockholders who fully exercise all rights issued to them will be entitled to subscribe for additional shares at the subscription price pursuant to an over-subscription privilege. Any additional shares a stockholder receives will come from the pool of shares left by those stockholders who do not exercise their rights. Accordingly, the number of shares stockholders might receive above their original allotment cannot be known at this time. To exercise rights in the rights offering, stockholders should contact their financial advisor, custodian or trust officer with instructions prior to expiration.

This press release contains a summary of certain terms of the offering, and stockholders are urged to read the prospectus. Persons seeking further information regarding the Fund's rights offering, or interested in obtaining a prospectus, should contact their broker or nominee, or contact the Fund's Information Agent, Morrow & Co., Inc., at 1-800-607-0088. The prospectus for the offering is also available through the Fund's website: www.boulderfunds.net.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND CAN BE OBTAINED AS SET FORTH ABOVE. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

Contact: Boulder Investment Advisers, LLC
Nicole Murphey, (303) 449-0426